Significant or Pending Acquisitions	6 Months Ended
Apr. 30, 2020
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Significant or Pending Acquisitions

NOTE 8: SIGNIFICANT OR PENDING ACQUISITIONS

TD Ameritrade Holding Corporation and The Charles Schwab Corporation

On November 25, 2019, the Bank announced its support for the acquisition of TD Ameritrade, of which the Bank is a major shareholder, by The Charles Schwab Corporation, through a definitive agreement announced by those companies. The transaction is expected to close in the second half of calendar 2020, subject to all applicable closing conditions having been satisfied. Refer to Note 35 of the Bank’s 2019 Annual Consolidated Financial Statements for a discussion of the announced transaction.